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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: May 12, 2022
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Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

_______________________________
175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Realogy Holdings Corp.	Common Stock, par value $0.01 per share	RLGY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 7.01.	Regulation FD Disclosure.
Realogy Holdings Corp. (the “Company”, “we”, “us” or “our”) is holding an Investor Day (“2022 Investor Day”) today, May 12, 2022, at which the Company will present the following long-term financial targets:
•2026 revenue of approximately $11.5 billion
•2026 Operating EBITDA of approximately $1.2 billion
•2022 to 2026 cumulative Free Cash Flow of approximately $2.0 billion
•2026 Free Cash Flow of over $600.0 million
•2026 Market Share of 20% or greater
These long-term targets assume existing homesale transaction volume growth across the U.S. residential real estate brokerage market of 5% year-over-year for the period 2022 to 2026 and include other projections, assumptions and estimates of future performance that are inherently subject to a high degree of uncertainty and risk.
During Investor Day, management will reconfirm the Company’s Operating EBITDA guidance for the year ending December 31, 2022 in the range of $750 million to $800 million. The Company’s 2022 guidance is subject, among other things, to macroeconomic and housing market uncertainties, including those related to housing demand, changes in consumer preferences, constrained inventory, inflation, and rising mortgage rates.
With respect to the foregoing targets and guidance, see “Forward-looking Statements” and “Non-GAAP Financial Measures” below.
A full set of the 2022 Investor Day slides can be found on the Company’s website (www.realogy.com) under Investors, Webcasts & Events.
Forward-looking Statements
All business and financial targets of the Company with respect to the 2022 to 2026 period as well as the Company’s 2022 Operating EBITDA guidance constitute “forward-looking statements.” Such targets and guidance incorporate projections, assumptions and estimates of future performance that are inherently subject to a high degree of uncertainty and risk. Targets, guidance and other forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Realogy Holdings Corp. to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “target”, “guidance”, “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “potential” and “plans” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.
The following include some, but not all, of the factors that could affect our future results (including our ability to achieve the financial targets and guidance) and cause actual results to differ materially from those expressed in the forward-looking statements: adverse developments or the absence of sustained improvement in the U.S. residential real estate markets, either regionally or nationally; adverse developments or the absence of sustained improvement in macroeconomic conditions; our ability to execute our business strategy and achieve growth; our ability to realize the expected benefits from our existing or future joint ventures or strategic partnerships, in particular, our mortgage origination joint venture; adverse impacts from the COVID-19 crisis; risks related to our business structure, including our geographic and high-end market concentration, the operating results of our affiliated franchisees, and the loss of our largest real estate benefit program; the impact of evolving competitive and consumer dynamics, including that the Company's share of the commission income generated by homesale transactions may continue to shift to benefit affiliated independent sales agents; disruption in the residential real estate brokerage industry related to listing aggregator market power and concentration; risks related to our substantial indebtedness and our ability to refinance or repay our indebtedness; adverse developments or outcomes in current or future litigation, in particular pending antitrust litigation; industry structure changes that disrupt the functioning of the residential real estate market; our failure or alleged failure to comply with laws, regulations and regulatory interpretations and any changes or stricter interpretations of any of the foregoing; and the accuracy of market forecasts and estimates, including our internal estimates.
Consideration should be given to the areas of risk described above, as well as those risks set forth under the headings “Forward-Looking Statements” and “Risk Factors” in our filings with the Securities and Exchange Commission, including our Annual

Report on Form 10-K for the year ended December 31, 2021, our Quarterly Report on Form 10-Q for the three months ended March 31, 2022 and our other filings made from time to time, in connection with considering any forward-looking statements that may be made by us and our businesses generally.
The statements contained in this Form 8-K are as of May 12, 2022. Except as is required by law, we expressly disclaim any obligation to publicly release any revisions to forward-looking statements to reflect events after the date of this Form 8-K. For any forward-looking statement contained in this Form 8-K, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.
Non-GAAP Financial Measures
This Form 8-K includes certain non-GAAP financial measures as defined under SEC rules. Because of the forward-looking nature of the Company’s forecasted or targeted non-GAAP financial measures, specific quantification of the amounts that would be required to reconcile forecasted or targeted measures to forecasted or targeted net income or net cash provided by operating activities are not determinable without unreasonable efforts.
Our non-GAAP and other defined terms in this Form 8-K include:
Operating EBITDA is defined by us as net income (loss) before depreciation and amortization, interest expense, net (other than relocation services interest for securitization assets and securitization obligations), income taxes, and other items that are not core to the operating activities of the Company such as restructuring charges, former parent legacy items, gains or losses on the early extinguishment of debt, impairments, gains or losses on discontinued operations and gains or losses on the sale of investments or other assets. Operating EBITDA is our primary non-GAAP measure.
We present Operating EBITDA because we believe it is useful as a supplemental measure in evaluating the performance of our operating businesses and provides greater transparency into our results of operations. Our management, including our chief operating decision maker, uses Operating EBITDA as a factor in evaluating the performance of our business. Operating EBITDA should not be considered in isolation or as a substitute for net income or other statement of operations data prepared in accordance with GAAP.
We believe Operating EBITDA facilitates company-to-company operating performance comparisons by backing out potential differences caused by variations in capital structures (affecting net interest expense), taxation, the age and book depreciation of facilities (affecting relative depreciation expense) and the amortization of intangibles, as well as other items that are not core to the operating activities of the Company such as restructuring charges, gains or losses on the early extinguishment of debt, former parent legacy items, impairments, gains or losses on discontinued operations and gains or losses on the sale of investments or other assets, which may vary for different companies for reasons unrelated to operating performance. We further believe that Operating EBITDA is frequently used by securities analysts, investors and other interested parties in their evaluation of companies, many of which present an Operating EBITDA measure when reporting their results.
Operating EBITDA has limitations as an analytical tool, and you should not consider Operating EBITDA either in isolation or as a substitute for analyzing our results as reported under GAAP. Some of these limitations are:
•this measure does not reflect changes in, or cash required for, our working capital needs;
•this measure does not reflect our interest expense (except for interest related to our securitization obligations), or the cash requirements necessary to service interest or principal payments on our debt;
•this measure does not reflect our income tax expense or the cash requirements to pay our taxes;
•this measure does not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments;
•although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often require replacement in the future, and this measure does not reflect any cash requirements for such replacements; and
•other companies may calculate this measure differently so they may not be comparable.
Free Cash Flow is defined by us as net income (loss) attributable to Realogy before income tax expense (benefit), net of payments, interest expense, net, cash interest payments, depreciation and amortization, capital expenditures, restructuring costs and former parent legacy costs (benefits), net of payments, impairments, (gain) loss on the sale of investments or other assets, (gain) loss on the early extinguishment of debt, working capital adjustments and relocation receivables (assets), net of change in securitization obligations. We use Free Cash Flow in our internal evaluation of operating effectiveness and decisions regarding the allocation of resources, as well as measuring the Company's ability to generate cash. Since Free Cash Flow can be viewed as both a performance measure and a cash flow measure, the Company reconciles to both net income attributable to Realogy and net cash provided by operating activities. Free Cash Flow is not defined by GAAP and should not be considered in isolation or as an alternative to net income (loss), net cash provided by (used in) operating, investing and financing activities or other financial data prepared in accordance with GAAP or as an indicator of the Company’s operating performance or liquidity. Free Cash Flow may differ from similarly titled measures presented by other companies.
Market Share is measured by us in comparison to the transaction volume of all existing homesale transactions in the U.S. as reported by the National Association of Realtors (NAR), regardless of whether an agent or broker was involved in the transaction. We measure our market share transaction volume by the ratio of (a) homesale transaction volume (sides times average price) in which we and our franchisees participate to (b) NAR's existing homesale transaction volume (regardless of whether an agent or broker was involved in the transaction)—calculated by doubling the number of existing homesale transactions reported by NAR to account for both the buy and sell sides of a transaction multiplied by NAR's average sales price.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: May 12, 2022